UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
September 21, 2012

WESTINGHOUSE SOLAR, INC. (Exact name of registrant as specified in its charter)
Delaware	001-33695	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1475 S. Bascom Ave. Suite 101, Campbell, California 95008
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (408) 402-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                 Entry into a Material Definitive Agreement

As previously announced, Westinghouse Solar, Inc., a Delaware corporation (“Westinghouse Solar” or the “Company”), entered into an Agreement and Plan of Merger dated May 7, 2012 (the “Merger Agreement”) with CBD Energy Limited, an Australian corporation (“CBD”), and CBD-WS Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of CBD (“Merger Sub”).  In conjunction with the execution of the Merger Agreement, the Company, the holders of a majority of the outstanding Company Series B Preferred Stock, and CBD entered into a Waiver and Agreement dated May 7, 2012 (the “Waiver and Agreement”).

On September 21, 2012, the Company and the other parties to the Waiver and Agreement entered into an amendment to that agreement, with effectiveness as of August 14, 2012 (“Amendment No. 1”).  Amendment No.1 amends the Merger Agreement to reflect a reduction in the conversion price of the Company Series B Preferred Stock from $0.40 to $0.25.  Amendment No. 1 also makes certain changes with respect to the Parent Warrants and the Parent Series A Preferred Shares (as defined in the Waiver and Agreement) issuable in conjunction with the merger by CBD to (i) change the provisions for determination of the exercise price of warrants to purchase CBD common shares that are issuable in exchange for outstanding warrants to purchase Company common stock to reduce the reference price from $0.40 to $0.25 per share, and exclude recent share issuances by the Company from the formula; and (ii) reduce the floor price for conversion of the Series A Preference Shares from $0.04 to $0.001.

On September 21, 2012, the Company, CBD and Merger Sub also entered into a second amendment to the Merger Agreement (“Amendment No. 2”) under which the parties: (i) agreed to extend the Outside Date (as defined in the Merger Agreement”) relating to termination rights under the Merger Agreement from October 31, 2012 to January 31, 2013 (or in certain circumstances, from December 31, 2012 to March 31, 2013), subject to additional extensions; and (ii) increase the amount that may be paid for premiums to purchase directors’ and officers’ liability insurance from $200,000 to $280,000.

The foregoing description does not purport to be complete, and is qualified in its entirety by reference to (1) the Agreement and Plan of Merger, attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on May 9, 2012, (2) Amendment No. 1 to Waiver and Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference, and (3) Amendment No. 2 to Agreement and Plan of Merger, attached hereto as Exhibit 2.2 and incorporated herein by reference.

Item 9.01                 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
2.1	Amendment No. 1 to Waiver and Agreement, dated as of September 21, 2012, by and among Alpha Capital Anstalt, Westinghouse Solar, Inc. and CBD Energy Limited.
2.2	Amendment No. 2 to Agreement and Plan of Merger, dated as of September 21, 2012, by and among Westinghouse Solar, Inc., CBD Energy Limited and CBD-WS Merger Sub, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2012	WESTINGHOUSE SOLAR, INC.
By: /s/ Margaret R. Randazzo
Margaret R. Randazzo,
Chief Executive Officer

EXHIBIT INDEX

No.	Description
2.1	Amendment No. 1 to Waiver and Agreement, dated as of September 21, 2012, by and among Alpha Capital Anstalt, Westinghouse Solar, Inc. and CBD Energy Limited.
2.2	Amendment No. 2 to Agreement and Plan of Merger, dated as of September 21, 2012, by and among Westinghouse Solar, Inc., CBD Energy Limited and CBD-WS Merger Sub, Inc.